Boston Private Financial Holdings, Inc. Reports Second Quarter 2015 GAAP EPS of $0.20
Second Quarter Highlights:

•
Revenue Growth: Total Revenue increased 9% year-over-year and was flat on a linked quarter basis at $87.7 million. The year-over-year increase was driven by the acquisition of Banyan Partners LLC and organic growth.

•
Deposit and Loan Growth: Average Total Deposits increased 6% year-over-year to $5.4 billion. On a linked quarter basis, Average Total Deposits decreased 1%, while Average Total Loans grew 4% year-over-year and 1% linked quarter. The Average Loan-to-Deposit ratio was 99% at the end of the second quarter, down from 102% in the second quarter of 2014.

•
No Provision for Loan Loss: The Company recorded no provision for loan loss due to net recoveries of $1.0 million in the quarter and payoffs of classified loans, offset by loan growth and loan downgrades.

•
Assets Under Management: Total Assets Under Management/Advisory (“AUM”) increased 17% year-over-year to $29.6 billion, reflecting the acquisition of Banyan Partners and organic growth. On a linked quarter basis, AUM were down 1%, due to negative net flows and market action.

Boston, MA - July 15, 2015 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported second quarter 2015 GAAP Net Income Attributable to the Company of $17.6 million, compared to $18.8 million for the first quarter of 2015. Second quarter 2015 diluted earnings per share were $0.20, compared to $0.21 in the first quarter of 2015, and $0.25 in the second quarter of 2014. In the second quarter of 2014 the Company sold $57 million of Commercial Loans, which resulted in a $1.6 million gain on sale of loans and a $1.2 million provision credit.
“Our integrated Private Bank and Wealth Management business reached a number of important milestones in the second quarter," said Clayton G. Deutsch, CEO. "In June, we substantially completed the integration of Banyan Partners and announced the opening of the new Boston Private Wealth headquarters at One Federal Street in Boston. Now that we have met this goal, our focus will shift full time to building our private clients business in our select markets nationally."
Core Fees and Income Increased 18% Year-Over-Year
Core Fees and Income increased 18% year-over-year to $40.3 million. The increase reflects revenue from Banyan Partners, which was acquired in October 2014, as well as organic growth. On a linked quarter basis, Core Fees and Income were flat.
Total Assets Under Management decreased to $29.6 billion in the second quarter, down 1% from $30.0 billion in the first quarter of 2015. AUM increased 17% year-over-year. The year-over-year increase includes AUM related to the Banyan Partners acquisition and positive market action, partially offset by net outflows. The Company experienced second quarter 2015 AUM net outflows of $193 million, as compared to first quarter 2015 AUM net outflows of $382 million. AUM net outflows for the second quarter 2014 were $86 million. AUM net outflows for the year to date 2015 were $575 million as compared to net inflows of $17 million for the same period of 2014.

Net Interest Income
Net Interest Income for the second quarter was $45.1 million, down 2% from $46.1 million for the first quarter of 2015. On a year-over-year basis, Net Interest Income decreased 3% from $46.3 million. The current quarter includes $0.1 million of interest recovered on previous non-accrual loans while the first quarter of 2015 and the second quarter of 2014 includes recoveries of $1.7 million and $2.5 million, respectively. Excluding interest recovered on previous non-accrual loans, Net Interest Income increased 2% linked quarter and 4% year-over-year.
Net Interest Margin was 2.90% for the second quarter, down 10 basis points from 3.00% for the first quarter of 2015. Net Interest Margin was down 24 basis points from 3.14% in the second quarter of 2014. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin was up one basis point linked quarter and down seven basis points year-over-year.
Other Income
Other income was $2.3 million in the second quarter of 2015 compared to $1.1 million in the first quarter of 2015. The second quarter of 2015 included $1.1 million related to the market value adjustment for the Banyan Partners earnout and $0.6 million in gains on partnership investments, while first quarter included a $0.4 million market value adjustment for the Banyan Partners earnout and $0.2 million in gains on partnership investments.
Total Operating Expenses
Total Operating Expenses for the second quarter of 2015 were $62.4 million, down 2% from $63.4 million for the first quarter of 2015. On a year-over-year basis, Total Operating Expenses increased 15% from $54.4 million, primarily due to the impact of the Banyan Partners acquisition.
Provision and Asset Quality
The Company recorded no provision for loan loss for the second quarter of 2015, compared to a provision credit of $2.5 million for the first quarter of 2015. The lack of provision was due to net recoveries of $1.0 million in the quarter and payoffs of classified loans, offset by loan growth and loan downgrades.
Criticized Loans increased 2% on a linked quarter basis and decreased 11% year-over-year. Nonaccrual Loans (“Nonaccruals”) decreased 7% to $29.9 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 28% from $41.6 million. As a percentage of Total Loans, Nonaccruals were 55 basis points at June 30, 2015, down 6 basis points from March 31, 2015, and down 27 basis points from June 30, 2014.
Additional credit metrics are listed below on a linked quarter and year-over-year basis:

(In millions)	June 30, 2015	March 31, 2015	June 30, 2014
Total Criticized Loans	$167.3	$164.1	$188.2
Total Loans 30-89 Days Past Due and Accruing (11)	$4.3	$25.4	$6.0
Total Net Loans (Charged-off)/ Recovered	$1.0	$3.9	$2.9
Allowance for Loan Losses/ Total Loans	1.43%	1.46%	1.46%

Capital Ratios
Capital ratios are listed below on a linked quarter and year-over-year basis:

	June 30, 2015	March 31, 2015	June 30, 2014
BPFH Ratios:
Total Risk-Based Capital *	13.8%	14.0%	14.7%
Tier I Risk-Based Capital *	12.2%	12.3%	13.4%
Tier I Leverage Capital *	9.7%	9.5%	10.4%
TCE/TA	7.2%	7.2%	7.8%
Tier I Common Equity/ Risk Weighted Assets *	9.7%	9.8%	10.0%
*June 30, 2015 information is presented based on estimated data.

Dividend Payments
Concurrent with the release of second quarter 2015 earnings, the Board of Directors of the Company declared a cash dividend to common stock shareholders of $0.09 per share. The record date for this dividend is August 7, 2015, and the payment date is August 21, 2015.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is August 14, 2015, and the payment date is September 15, 2015.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; and the efficiency ratio (FTE basis), to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, July 16, 2015, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 0224623

Replay Information:
Available from July 16, 2015 at 12 noon until July 30, 2015
Dial In #: (877) 344-7529
Conference Number: 10068908
The call will be simultaneously webcast and may be accessed on www.bostonprivatefinancial.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Atlanta, Florida, Wisconsin, and Texas. The Company has a $7 billion Private Banking balance sheet, and manages approximately $30 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivatefinancial.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
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CONTACT:
Steven Gaven
Vice President Corporate Finance and Director of Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-3793
sgaven@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	June 30, 2015	March 31, 2015	June 30, 2014
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$63,099	$88,118	$139,181
Investment securities available for sale	992,007	971,842	683,590
Investment securities held to maturity	128,258	134,978	138,380
Stock in Federal Home Loan Banks	35,668	32,761	35,276
Loans held for sale	19,512	10,570	2,841
Total loans	5,463,250	5,295,013	5,106,051
Less: Allowance for loan losses	78,251	77,263	74,547
Net loans	5,384,999	5,217,750	5,031,504
Other real estate owned (“OREO”)	929	929	921
Premises and equipment, net	31,337	30,999	28,410
Goodwill	152,082	152,082	110,180
Intangible assets, net	36,461	38,116	18,506
Fees receivable	12,486	12,519	11,957
Accrued interest receivable	16,383	15,990	14,337
Deferred income taxes, net	47,388	45,614	50,516
Other assets	125,330	117,504	123,224
Total assets	$7,045,939	$6,869,772	$6,388,823
Liabilities:
Deposits	$5,429,028	$5,373,407	$4,951,852
Securities sold under agreements to repurchase	26,660	52,237	137,334
Federal funds purchased	100,000	50,000	—
Federal Home Loan Bank borrowings	541,529	450,022	416,579
Junior subordinated debentures	106,363	106,363	106,363
Other liabilities	95,074	97,773	93,149
Total liabilities	6,298,654	6,129,802	5,705,277
Redeemable Noncontrolling Interests	19,200	19,911	20,895
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 83,539,785 shares at June 30, 2015; 83,051,675 shares at March 31, 2015; 80,394,009 shares at June 30, 2014	83,540	83,052	80,394
Additional paid-in capital	597,424	604,146	603,652
Accumulated deficit	(1,003)	(18,613)	(67,838)
Accumulated other comprehensive income/ (loss)	(2,525)	1,120	(1,542)
Total Company’s shareholders’ equity	725,189	717,458	662,419
Noncontrolling interests	2,896	2,601	232
Total shareholders’ equity	728,085	720,059	662,651
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$7,045,939	$6,869,772	$6,388,823

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$46,663	$48,000	$49,396	$94,663	$96,610
Taxable investment securities	1,075	995	730	2,070	1,366
Non-taxable investment securities	1,125	1,021	914	2,146	1,818
Mortgage-backed securities	2,775	2,614	1,689	5,389	3,625
Federal funds sold and other	282	234	253	516	599
Total interest and dividend income	51,920	52,864	52,982	104,784	104,018
Interest expense:
Deposits	3,822	3,892	3,375	7,714	6,591
Federal Home Loan Bank borrowings	2,017	1,931	2,359	3,948	4,685
Junior subordinated debentures	967	956	965	1,923	1,920
Repurchase agreements and other short-term borrowings	29	13	15	42	32
Total interest expense	6,835	6,792	6,714	13,627	13,228
Net interest income	45,085	46,072	46,268	91,157	90,790
Provision/ (credit) for loan losses	—	(2,500)	(5,000)	(2,500)	(6,200)
Net interest income after provision/ (credit) for loan losses	45,085	48,572	51,268	93,657	96,990
Fees and other income:
Investment management fees	11,731	11,714	11,754	23,445	23,215
Wealth advisory fees	12,678	12,675	11,979	25,353	23,452
Wealth management and trust fees	13,545	13,558	7,043	27,103	14,004
Other banking fee income	2,031	1,910	1,677	3,941	3,357
Gain on sale of loans, net	362	303	1,694	665	1,783
Total core fees and income	40,347	40,160	34,147	80,507	65,811
Gain/ (loss) on sale of investments, net	8	8	—	16	1
Gain/ (loss) on OREO, net	—	89	19	89	838
Other	2,305	1,088	208	3,393	457
Total other income	2,313	1,185	227	3,498	1,296
Operating expense:
Salaries and employee benefits	39,816	42,127	34,338	81,943	70,912
Occupancy and equipment	9,095	9,035	7,349	18,130	15,146
Professional services	3,214	3,021	3,526	6,235	6,369
Marketing and business development	1,706	1,348	2,730	3,054	4,156
Contract services and data processing	1,495	1,437	1,447	2,932	2,885
Amortization of intangibles	1,655	1,602	1,045	3,257	2,098
FDIC insurance	963	1,011	854	1,974	1,750
Restructuring	220	—	—	220	—
Other	4,254	3,846	3,113	8,100	6,054
Total operating expense	62,418	63,427	54,402	125,845	109,370
Income before income taxes	25,327	26,490	31,240	51,817	54,727
Income tax expense	8,000	8,572	10,333	16,572	17,471
Net income from continuing operations	17,327	17,918	20,907	35,245	37,256
Net income from discontinued operations (1)	1,546	2,094	1,450	3,640	3,378
Net income before attribution to noncontrolling interests	18,873	20,012	22,357	38,885	40,634
Less: Net income attributable to noncontrolling interests	1,263	1,229	1,025	2,492	2,261
Net income attributable to the Company	$17,610	$18,783	$21,332	$36,393	$38,373

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended			Six Months Ended
PER SHARE DATA:	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$17,610	$18,783	$21,332	$36,393	$38,373
Adjustments to Net Income Attributable to the Company to Arrive at Net Income Attributable to Common Shareholders (2)	(1,064)	(1,005)	(1,195)	(2,069)	(2,256)
Net Income Attributable to the Common Shareholders	16,546	17,778	20,137	34,324	36,117
LESS: Amount allocated to participating securities	(33)	(60)	(132)	(92)	(255)
Net Income Attributable to the Common Shareholders, after allocation to participating securities	$16,513	$17,718	$20,005	$34,232	$35,862

End of Period Common Shares Outstanding	83,539,785	83,051,675	80,394,009

Weighted Average Shares Outstanding:
Weighted average basic shares, including participating securities	81,074,380	80,983,916	79,195,082	81,029,398	79,151,765
LESS: Participating securities	(295,818)	(469,557)	(756,446)	(382,207)	(859,044)
PLUS: Dilutive potential common shares	2,259,919	2,079,966	1,859,789	2,181,638	1,866,121
Weighted Average Diluted Shares (3)	83,038,481	82,594,325	80,298,425	82,828,829	80,158,842

Diluted Total Earnings per Share	$0.20	$0.21	$0.25	$0.41	$0.45

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	June 30, 2015	March 31, 2015	June 30, 2014
FINANCIAL DATA:
Book Value Per Common Share	$8.14	$8.10	$7.65
Tangible Book Value Per Share (4)	$5.89	$5.80	$6.05
Market Price Per Share	$13.41	$12.15	$13.44

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$9,028,000	$9,305,000	$4,716,000
Investment Managers	10,695,000	10,730,000	10,917,000
Wealth Advisory	9,941,000	10,012,000	9,760,000
Less: Inter-company Relationship	(22,000)	(22,000)	(23,000)
Total Assets Under Management and Advisory	$29,642,000	$30,025,000	$25,370,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	10.33%	10.48%	10.37%
Tangible Common Equity/ Tangible Assets (4)	7.17%	7.22%	7.77%
Tier I Common Equity/ Risk Weighted Assets (4)	9.70%	9.76%	9.99%
Allowance for Loan Losses/ Total Loans	1.43%	1.46%	1.46%
Allowance for Loan Losses/ Nonaccrual Loans	262%	240%	179%
Return on Average Assets - Three Months Ended (Annualized)	1.02%	1.10%	1.32%
Return on Average Common Equity - Three Months Ended (Annualized) (5)	9.91%	10.94%	13.53%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (5)	14.63%	16.25%	17.77%
Efficiency Ratio - Three Months Ended (6)	66.99%	68.74%	64.39%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	06/30/15	03/31/15	06/30/14	06/30/15	03/31/15	06/30/14	06/30/15	03/31/15	06/30/14
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$342,259	$320,373	$262,253	$1,075	$995	$730	1.26%	1.24%	1.12%
Non-taxable investment securities (7)	242,387	230,251	224,634	1,731	1,571	1,406	2.86%	2.73%	2.50%
Mortgage-backed securities	538,688	516,032	332,928	2,775	2,614	1,689	2.06%	2.03%	2.03%
Federal funds sold and other	90,616	147,999	187,722	282	234	253	1.23%	0.64%	0.62%
Total Cash and Investments	1,213,950	1,214,655	1,007,537	5,863	5,414	4,078	1.93%	1.78%	1.64%
Loans (8):
Commercial and Construction (7)	2,874,547	2,851,801	2,856,603	30,013	31,366	33,397	4.13%	4.40%	4.62%
Residential	2,160,987	2,140,525	2,039,146	16,637	16,656	15,984	3.08%	3.11%	3.14%
Home Equity and Other Consumer	290,029	277,967	242,988	2,038	1,953	1,744	2.82%	2.85%	2.88%
Total Loans	5,325,563	5,270,293	5,138,737	48,688	49,975	51,125	3.63%	3.80%	3.95%
Total Earning Assets	6,539,513	6,484,948	6,146,274	54,551	55,389	55,203	3.32%	3.42%	3.57%
LESS: Allowance for Loan Losses	77,938	77,039	79,071
Cash and due From Banks (Non-Interest Bearing)	41,596	38,062	32,016
Other Assets	410,296	406,799	366,833
TOTAL AVERAGE ASSETS	$6,913,467	$6,852,770	$6,466,052
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits:
Savings and NOW	$589,123	$599,695	$601,104	$87	$103	$111	0.06%	0.07%	0.07%
Money Market	2,754,817	2,812,827	2,509,400	2,551	2,596	1,994	0.37%	0.37%	0.32%
Certificates of Deposit	597,617	604,404	615,325	1,184	1,193	1,270	0.79%	0.80%	0.83%
Total Interest-Bearing Deposits	3,941,557	4,016,926	3,725,829	3,822	3,892	3,375	0.39%	0.39%	0.36%
Junior Subordinated Debentures	106,363	106,363	106,363	967	956	965	3.60%	3.59%	3.59%
FHLB Borrowings and Other	576,403	470,392	527,418	2,046	1,944	2,374	1.40%	1.65%	1.78%
Total Interest-Bearing Liabilities	4,624,323	4,593,681	4,359,610	6,835	6,792	6,714	0.59%	0.60%	0.61%
Noninterest Bearing Demand Deposits	1,443,228	1,422,202	1,334,791
Payables and Other Liabilities	97,641	102,255	93,539
Total Average Liabilities	6,165,192	6,118,138	5,787,940
Redeemable Noncontrolling Interests	22,760	22,748	23,850
Average Shareholders' Equity	725,515	711,884	654,262
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,913,467	$6,852,770	$6,466,052
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$47,716	$48,597	$48,489
LESS: FTE Adjustment (7)				2,631	2,525	2,221
Net Interest Income (GAAP Basis)				$45,085	$46,072	$46,268
Interest Rate Spread							2.73%	2.82%	2.96%
Bank only Net Interest Margin							2.97%	3.07%	3.21%
Net Interest Margin							2.90%	3.00%	3.14%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Six Months Ended		Six Months Ended		Six Months Ended
AVERAGE BALANCE SHEET:	06/30/15	06/30/14	06/30/15	06/30/14	06/30/15	06/30/14
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$331,565	$258,470	$2,070	$1,366	1.25%	1.06%
Non-taxable investment securities (7)	236,352	224,346	3,301	2,797	2.79%	2.49%
Mortgage-backed securities	527,423	336,982	5,389	3,625	2.04%	2.15%
Federal funds sold and other	118,749	195,632	516	599	0.93%	0.62%
Total Cash and Investments	1,214,089	1,015,430	11,276	8,387	1.87%	1.66%
Loans (8):
Commercial and Construction (7)	2,863,237	2,845,103	61,379	64,317	4.26%	4.50%
Residential	2,150,813	2,037,200	33,292	32,154	3.10%	3.16%
Home Equity and Other Consumer	284,031	244,285	3,992	3,549	2.83%	2.93%
Total Loans	5,298,081	5,126,588	98,663	100,020	3.71%	3.89%
Total Earning Assets	6,512,170	6,142,018	109,939	108,407	3.37%	3.52%
LESS: Allowance for Loan Losses	77,491	78,155
Cash and due From Banks (Non-Interest Bearing)	39,894	36,835
Other Assets	411,724	367,856
TOTAL AVERAGE ASSETS	$6,886,297	$6,468,554
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits:
Savings and NOW	$594,380	$573,691	$191	$209	0.06%	0.07%
Money Market	2,783,569	2,499,981	5,146	3,839	0.37%	0.31%
Certificates of Deposit	600,992	619,884	2,377	2,543	0.80%	0.83%
Total Interest-Bearing Deposits	3,978,941	3,693,556	7,714	6,591	0.39%	0.36%
Junior Subordinated Debentures	106,363	106,363	1,923	1,920	3.60%	3.59%
FHLB Borrowings and Other	523,691	517,198	3,990	4,717	1.52%	1.81%
Total Interest-Bearing Liabilities	4,608,995	4,317,117	13,627	13,228	0.59%	0.61%
Noninterest Bearing Demand Deposits	1,434,460	1,380,285
Payables and Other Liabilities	100,529	100,221
Total Average Liabilities	6,143,984	5,797,623
Redeemable Noncontrolling Interests	22,205	23,285
Average Shareholders' Equity	720,108	647,646
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,886,297	$6,468,554
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$96,312	$95,179
LESS: FTE Adjustment (7)			5,155	4,389
Net Interest Income (GAAP Basis)			$91,157	$90,790
Interest Rate Spread					2.78%	2.91%
Bank only Net Interest Margin					3.02%	3.16%
Net Interest Margin					2.95%	3.09%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	June 30, 2015	March 31, 2015	June 30, 2014
LOAN DATA (9):
Commercial and Industrial Loans:
New England	$793,897	$786,334	$715,814
San Francisco Bay	121,477	122,418	119,554
Southern California	87,038	58,086	47,095
Total Commercial and Industrial Loans	$1,002,412	$966,838	$882,463
Commercial Real Estate Loans:
New England	$728,820	$684,395	$717,166
San Francisco Bay	629,258	601,305	626,744
Southern California	469,337	477,341	436,991
Total Commercial Real Estate Loans	$1,827,415	$1,763,041	$1,780,901
Construction and Land Loans:
New England	$102,068	$91,764	$81,453
San Francisco Bay	45,221	31,012	58,042
Southern California	13,637	14,318	10,927
Total Construction and Land Loans	$160,926	$137,094	$150,422
Residential Loans:
New England	$1,316,705	$1,295,955	$1,231,902
San Francisco Bay	466,155	459,310	452,864
Southern California	392,648	387,771	354,306
Total Residential Loans	$2,175,508	$2,143,036	$2,039,072
Home Equity Loans:
New England	$85,057	$82,716	$81,465
San Francisco Bay	30,013	29,835	27,804
Southern California	5,395	3,639	3,235
Total Home Equity Loans	$120,465	$116,190	$112,504
Other Consumer Loans:
New England	$164,522	$156,042	$128,698
San Francisco Bay	6,793	7,245	6,917
Southern California	5,209	5,527	5,074
Total Other Consumer Loans	$176,524	$168,814	$140,689
Total Loans:
New England	$3,191,069	$3,097,206	$2,956,498
San Francisco Bay	1,298,917	1,251,125	1,291,925
Southern California	973,264	946,682	857,628
Total Loans	$5,463,250	$5,295,013	$5,106,051

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	June 30, 2015	March 31, 2015	June 30, 2014
CREDIT QUALITY (9):
Special Mention Loans:
New England	$53,626	$47,635	$55,882
San Francisco Bay	17,150	16,350	24,264
Southern California	5,659	22,161	26,455
Total Special Mention Loans	$76,435	$86,146	$106,601
Accruing Substandard Loans (10):
New England	$16,666	$18,534	$12,849
San Francisco Bay	20,396	21,996	25,838
Southern California	24,554	5,472	1,306
Total Accruing Substandard Loans	$61,616	$46,002	$39,993
Nonaccruing Loans:
New England	$17,943	$18,271	$19,818
San Francisco Bay	9,163	9,347	16,487
Southern California	2,785	4,515	5,315
Total Nonaccruing Loans	$29,891	$32,133	$41,620
Other Real Estate Owned:
New England	$344	$344	$336
San Francisco Bay	585	585	585
Southern California	—	—	—
Total Other Real Estate Owned	$929	$929	$921
Loans 30-89 Days Past Due and Accruing (11):
New England	$3,873	$18,236	$3,547
San Francisco Bay	110	3,398	487
Southern California	356	3,760	1,950
Total Loans 30-89 Days Past Due and Accruing	$4,339	$25,394	$5,984
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$106	$890	$(622)
San Francisco Bay	833	2,738	1,959
Southern California	49	297	1,605
Total Net Loans (Charged-off)/ Recovered	$988	$3,925	$2,942
Loans (Charged-off)/ Recovered, Net for the Six Months Ended:
New England	$996		$(82)
San Francisco Bay	3,571		2,599
Southern California	346		1,859
Total Net Loans (Charged-off)/ Recovered	$4,913		$4,376

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Davidson Trust Company; Boston Private Value Investors, Inc.; Sand Hill Advisors, LLC; RINET Company, LLC; Gibraltar Private Bank & Trust Company; and Westfield Capital Management Company, LLC.

(2)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value, dividends paid on preferred stock, and dividends on participating securities.

(3)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested non-participating restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 for additional information.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	June 30, 2015	March 31, 2015	June 30, 2014
Total Balance Sheet Assets	$7,045,939	$6,869,772	$6,388,823
LESS: Goodwill and Intangible Assets, net	(188,543)	(190,198)	(128,686)
Tangible Assets (non-GAAP)	$6,857,396	$6,679,574	$6,260,137
Total Shareholders' Equity	$728,085	$720,059	$662,651
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(188,543)	(190,198)	(128,686)
Total adjusting items	(236,296)	(237,951)	(176,439)
Tangible Common Equity (non-GAAP)	$491,789	$482,108	$486,212
Total Equity/Total Assets	10.33%	10.48%	10.37%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.17%	7.22%	7.77%

Total Risk Weighted Assets *	$5,312,412	$5,159,205	$4,923,431
Tier I Common Equity *	$515,546	$503,323	$491,982
Tier I Common Equity/ Risk Weighted Assets	9.70%	9.76%	9.99%

End of Period Shares Outstanding	83,540	83,052	80,394

Book Value Per Common Share	$8.14	$8.10	$7.65
Tangible Book Value Per Share (non-GAAP)	$5.89	$5.80	$6.05
*     Risk Weighted Assets and Tier I Common Equity for June 30, 2015 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(5)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity. The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended			Six Months Ended
(In thousands)	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Total average shareholders' equity	$725,515	$711,884	$654,262	$720,108	$647,646
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	677,762	664,131	606,509	672,355	599,893
LESS: Average goodwill and intangible assets, net	(189,420)	(191,053)	(129,216)	(190,233)	(129,742)
Total adjusting items	(189,420)	(191,053)	(129,216)	(190,233)	(129,742)
Average Tangible Common Equity (non-GAAP)	$488,342	$473,078	$477,293	$482,122	$470,151

Net income attributable to the Company	$17,610	$18,783	$21,332	$36,393	$38,373
LESS: Dividends on Series D preferred stock	(869)	(869)	(869)	(1,738)	(1,738)
Common net income (non-GAAP)	16,741	17,914	20,463	34,655	36,635
ADD: Amortization of intangibles, net of tax (35%)	1,076	1,041	679	2,117	1,364
Tangible common net income (non-GAAP)	$17,817	$18,955	$21,142	$36,772	$37,999

Return on Average Equity - (Annualized)	9.74%	10.70%	13.08%	10.19%	11.95%
Return on Average Common Equity - (Annualized) (non-GAAP)	9.91%	10.94%	13.53%	10.39%	12.32%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	14.63%	16.25%	17.77%	15.38%	16.30%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding restructuring, are presented below:

	Three Months Ended			Six Months Ended
(In thousands)	June 30, 2015	March 31, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Income before income taxes (GAAP)	$25,327	$26,490	$31,240	$51,817	$54,727
ADD BACK: Provision/ (credit) for loan losses	—	(2,500)	(5,000)	(2,500)	(6,200)
Pre-tax, pre-provision earnings (non-GAAP)	$25,327	$23,990	$26,240	$49,317	$48,527

Total operating expense (GAAP)	$62,418	$63,427	$54,402	$125,845	$109,370
Less: Amortization of intangibles	1,655	1,602	1,045	3,257	2,098
Less: Restructuring	220	—	—	220	—
Total operating expense (excluding amortization of intangibles and restructuring) (non-GAAP)	$60,543	$61,825	$53,357	$122,368	$107,272

Net interest income	$45,085	$46,072	$46,268	$91,157	$90,790
Total core fees and income	40,347	40,160	34,147	80,507	65,811
Total other income	2,313	1,185	227	3,498	1,296
FTE income	2,631	2,525	2,221	5,155	4,389
Total revenue (FTE basis)	$90,376	$89,942	$82,863	$180,317	$162,286
Efficiency Ratio, before deduction of intangible amortization (GAAP)	71.14%	72.56%	67.46%	71.84%	69.27%
Efficiency Ratio, FTE Basis (non-GAAP)	66.99%	68.74%	64.39%	67.86%	66.10%

(7)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(8)	Includes Loans Held for Sale and Nonaccrual Loans.

(9)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices.

(10)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(11)
In addition to loans 30-89 days past due and accruing, at June 30, 2015 and March 31, 2015 the Company had no loans that were more than 90 days past due but still on accrual status. At June 30, 2014, the Company had two loans totaling $0.1 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region.